Supplement to the
Fidelity Advisor® Energy Fund
Class A, Class M, Class C, Class I and Class Z
September 28, 2019
Summary Prospectus

Effective on or about January 1, 2020, Maurice Fitzmaurice has replaced John Dowd as portfolio manager of Fidelity Advisor® Energy Fund.

Effective on or about January 1, 2020, the following information replaces similar information for Fidelity Advisor® Energy Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Maurice Fitzmaurice (portfolio manager) has managed the fund since January 2020.

ANR-SUM-19-01 1.9880395.104	December 24, 2019